Exhibit 99.1 - Pool Data Report

CIT Equipment Collateral 2003-VT1
Composition of Contract Pool
at June 30, 2006

Number of Contracts	Current Required Payoff Amount	Weighted Average Original Term	Weighted Average Remaining Term	Average Required Payoff Amount (Range)

14,876	$81,915,895	59.85 months	15.31 months	$5,507
				($0 to $915,837.42)

Type of Contract
at June 30, 2006

Type of Contract	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

True Leases	8,958	60.22%	60,050,644	73.31%
Finance Leases	5,918	39.78	21,865,251	26.69

Total	14,876	100.00%	81,915,895	100.00%

CIT Equipment Collateral 2003-VT1
Geographical Distribution
(Based on obligor billing address)
at June 30, 2006

State	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Alabama	153	1.03%	599,672.35	0.73%
Alaska	32	0.22	50,553.98	0.06
Arizona	225	1.51	1,466,631.30	1.79
Arkansas	57	0.38	291,067.88	0.36
California	1889	12.70	7,707,384.76	9.41
Colorado	266	1.79	1,444,836.17	1.76
Connecticut	232	1.56	1,700,488.35	2.08
Delaware	73	0.49	280,041.64	0.34
District of Columbia	23	0.15	30,455.69	0.04
Florida	1139	7.66	4,013,118.90	4.90
Georgia	466	3.13	4,056,374.13	4.95
Hawaii	34	0.23	37,046.17	0.05
Idaho	45	0.30	146,941.53	0.18
Illinois	503	3.38	3,424,715.83	4.18
Indiana	176	1.18	1,221,244.02	1.49
Iowa	74	0.50	235,411.84	0.29
Kansas	71	0.48	372,947.83	0.46
Kentucky	107	0.72	239,160.90	0.29
Louisiana	108	0.73	202,587.24	0.25
Maine	23	0.15	18,834.58	0.02
Maryland	294	1.98	1,379,861.43	1.68
Massachusetts	626	4.21	3,053,257.50	3.73
Michigan	600	4.03	3,654,953.43	4.46
Minnesota	298	2.00	2,780,256.64	3.39
Mississippi	74	0.50	201,030.74	0.25
Missouri	175	1.18	1,022,342.33	1.25
Montana	45	0.30	108,654.89	0.13
Nebraska	49	0.33	399,377.63	0.49
Nevada	82	0.55	493,048.43	0.60
New Hampshire	75	0.50	409,531.20	0.50
New Jersey	1258	8.46	11,624,937.59	14.19
New Mexico	58	0.39	195,168.03	0.24
New York	1605	10.79	8,793,977.19	10.74
North Carolina	270	1.82	977,543.94	1.19
North Dakota	10	0.07	65,631.63	0.08
Ohio	313	2.10	3,286,694.36	4.01
Oklahoma	77	0.52	296,616.16	0.36
Oregon	195	1.31	583,145.89	0.71
Pennsylvania	711	4.78	3,466,976.36	4.23
Puerto Rico	1	0.01	56.20	0.00
Rhode Island	51	0.34	208,548.32	0.25
South Carolina	142	0.95	620,220.82	0.76
South Dakota	42	0.28	81,520.84	0.10
Tennessee	251	1.69	1,344,035.87	1.64
Texas	967	6.50	5,017,263.70	6.12
Utah	67	0.45	166,147.85	0.20
Vermont	31	0.21	61,801.35	0.08
Virginia	326	2.19	1,438,499.17	1.76
Washington	247	1.66	640,022.17	0.78
West Virginia	66	0.44	1,061,218.56	1.30
Wisconsin	148	0.99	899,779.44	1.10
Wyoming	26	0.17	44,260.00	0.05

Total	14,876	100.00%	81,915,895	100.00%

CIT Equipment Collateral 2003-VT1
Payment Status
at June 30, 2006

Days Delinquent	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Current, including 1 to 30 day delinquent contracts	14,076	94.62%	79,093,700	96.55%
31-60 days delinquent	360	2.42	1,675,037	2.04
61-90 days delinquent	154	1.04	527,483	0.64
91-120 days delinquent	104	0.70	253,144	0.31
Over 120 days delinquent	182	1.22	366,530	0.45

Total	14,876	100.00%	81,915,895	100.00%

Equipment Type
at June 30, 2006

Type of Equipment	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Telecommunciations	5,138.00	34.54%	48,223,722	58.87%
General Office Equipment/Copiers	2,751.00	18.49	15,536,603	18.97
Software	256.00	1.72	8,993,675	10.98
Automotive	1,060.00	7.13	4,509,078	5.50
Computers	5,565.00	37.41	4,238,903	5.17
Other	106.00	0.71	413,913	0.51

Total	14,876	100.00%	81,915,895	100.00%

‘ (1) Includes $27412.67 as the largest and $3904.84 as the average Required Payoff Amount

CIT Equipment Collateral 2003-VT1
Required Payoff Amount
at June 30, 2006

Required Payoff Amount	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

0.00 - 5,000.00	11,781	79.19%	$16,812,416	20.52%
5,000.01 - 10,000.00	1,534	10.31	10,818,174	13.21
10,000.01 - 15,000.00	561	3.77	6,849,259	8.36
15,000.01 - 25,000.00	468	3.15	9,023,421	11.02
25,000.01 - 50,000.00	305	2.05	10,567,829	12.90
50,000.01 - 100,000.00	150	1.01	10,314,668	12.59
100,000.01 - 150,000.00	31	0.21	3,582,991	4.37
150,000.01 - 250,000.00	22	0.15	4,118,338	5.03
250,000.01 - 500,000.00	18	0.12	5,935,255	7.25
500,000.01 - 915,837.42	6	0.04	3,893,546	4.75

Total	14,876	100.00%	$81,915,895	100.00%

Remaining Term
at June 30, 2006

Remaining Terms of Contracts	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

(months)

0- 12	9,137	61.42%	23,157,984.18	28.27%
13- 24	5,713	38.40	56,647,266.25	69.15
25- 36	18	0.12	1,232,371.06	1.50
37- 48	8	0.05	878,273.26	1.07

Total	14,876	100.00%	$81,915,895	100.00%

CIT Equipment Collateral 2003-VT1
Types of Obligor
at June 30, 2006

Type of Obligor	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Services Organizations (1)	6,527	43.88%	38,699,176	47.24%
Manufacturing	1,025	6.89	11,625,053	14.19
Finance, Insurance, & Real Estate (Financial Institu	1,247	8.38	7,484,733	9.14
Wholesale Trade	850	5.71	5,161,348	6.30
Retail Trade	1,082	7.27	5,059,320	6.18
Medical /Healthcare Organizations	798	5.36	4,578,856	5.59
Transportation	301	2.02	2,129,133	2.60
Construction	532	3.58	1,702,400	2.08
Printing, Publishing & Allied Products	199	1.34	1,612,120	1.97
Other (2)	1,904	12.80	1,325,196	1.62
Public Administration	107	0.72	986,436	1.20
Communications & Utilities	144	0.97	961,537	1.17
Resources & Agriculture	160	1.08	590,588	0.72

Total	14,876	100.00%	81,915,895	100.00%

(1) Primarily: Miscellaneous Service Organization (26.3%); Engineering, Accounting and Research (14.4%); Automotive Repair, Servic and Parts (13.7%); Business Services (10.6%) : and Membership Organization (8.9%).

(2) Includes $31,655.26 as the largest required payoff amount relating to a single obligor.

           As shown in the table above, the servicer’s records lists 1.62% of the total required payoff amount in the category of “Other” types of obligor. The servicer notes that the collateral securing approximately 1.17% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining “Other” obligor category represents approximately 0.45% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration

Obligors (including contracts securing vendor loans )	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Top 5 Obligors	126	0.85%	6,111,946.65	7.46%

‘ The Top 5 obligors conduct business in the Service Industries (3.12%); Manufacturing industries (3.20%) and Retail Trade Industries (1.15%).

CIT Equipment Trust 2003-VT1
Scheduled Payments from the Contracts
at June 30, 2006

Collection Period	Scheduled Cashflows

Positive Rent Due	1,141,564.94

July-2006	4,747,271.77
August-2006	6,248,598.23
September-2006	6,210,831.76
October-2006	6,057,064.73
November-2006	5,957,514.02
December-2006	5,771,290.35
January-2007	5,598,942.35
February-2007	5,401,362.28
March-2007	5,187,004.54
April-2007	4,800,339.62
May-2007	4,392,096.85
June-2007	4,086,069.55
July-2007	3,645,213.08
August-2007	3,066,579.74
September-2007	2,695,473.87
October-2007	2,289,569.69
November-2007	1,737,249.26
December-2007	1,413,288.93
January-2008	931,079.45
February-2008	623,071.75
March-2008	316,909.56
April-2008	100,838.29

Collection Period	Scheduled Cashflows

May-2008	85,192.47
June-2008	61,814.51
July-2008	61,417.04
August-2008	60,543.82
September-2008	59,091.21
October-2008	58,494.54
November-2008	58,260.24
December-2008	58,260.24
January-2009	58,260.24
February-2009	58,260.24
March-2009	58,100.64
April-2009	58,001.06
May-2009	55,312.22
June-2009	48,713.62
July-2009	24,483.07
August-2009	5,836.42
September-2009	3,275.63
October-2009	3,275.63
November-2009	3,275.63
December-2009	585.75
January-2010	585.75
February-2010	587.75